SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PINNACLE BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINNACLE BANCSHARES, INC.
1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

April 26, 2002

Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Bancshares, Inc. (the “Company”) to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 22, 2002 at 11:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

     As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Al H. Simmons	/s/ Robert B. Nolen, Jr.

Al H. Simmons	Robert B. Nolen, Jr.
Chairman of the Board	President and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
VOTING AND REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I — ELECTION OF DIRECTORS
INDEPENDENT AUDITORS
OTHER MATTERS
MISCELLANEOUS
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-KSB

PINNACLE BANCSHARES, INC.
1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Bancshares, Inc. (the “Company”) will be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama, on Wednesday, May 22, 2002 at 11:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1.	The election of three directors of the Company for a term of three years.

2.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 15, 2002, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mary Jo Gunter

MARY JO GUNTER
SECRETARY
Jasper, Alabama
April 26, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
PINNACLE BANCSHARES, INC.

1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
May 22, 2002

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Bancshares, Inc. (the “Company”) for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 22, 2002, at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 26, 2002.

VOTING AND REVOCATION OF PROXIES

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein.Where no instructions are given, properly executed proxies which have not been revoked will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. The proxies solicited on behalf of the Board of Directors confer discretionary authority upon the holders thereof with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker no votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which can be voted at the Annual Meeting consist of shares of the Company’s common stock, par value $.01 per share (“Common Stock”). Stockholders of record as of the close of business on April 15, 2002 (the “Record Date”) are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 1,775,384 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

			Percent of Shares
Name and Address of	Amount and Nature of		of Common Stock
Beneficial Owners	Beneficial Ownership(1)		Outstanding

All Executive Officers and	261,258	(2)	14.2%
Directors as a Group (9 persons)

Jeffrey L. Gendell	176,000	(3)	9.9%
Tontine Management, L.L.C Tontine Financial Partners, L.P. 31 West 52nd Street New York, New York 10019

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is considered to “beneficially own” any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the vote of shares, and “investment power” is the power to dispose or direct the disposition of shares.

(2)	Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Pinnacle Bancshares, Inc. 1996 Stock Option and Incentive Plan (the “Option Plan”) which are exercisable within 60 days of the Record Date and shares allocated to participants in the Pinnacle Bank 401(k) retirement plan.

(3)	Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C., a Delaware limited liability company (“TM”), which is the general partner of Tontine Financial Partners, L.P., a Delaware limited partnership (“TFP”). TM has the power to direct the affairs of TFP, including decisions respecting the disposition of the proceeds from the sale of the shares. Mr. Gendell directs TM’s operations. Mr. Gendell reported sole voting and dispositive power of 6,000 shares and shared voting and dispositive power with TM and TFP of 170,000 shares as of December 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2001, all such filing requirements were complied with. A report of an option grant in 1999 was not filed on a timely basis for each of Robert B. Nolen, Jr. and Mary Jo Gunter; but such reports were subsequently filed.

PROPOSAL I — ELECTION OF DIRECTORS

     The Company’s Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Board of Directors currently consists of eight members. The Board of Directors has nominated O.H. Brown, Sam W. Murphy and Al H. Simmons to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person’s name, age, the year he first became a director and the number of shares and percentage of Common Stock beneficially owned.

     The Board of Directors recommends a vote “FOR” the nominees named below as directors of the Company.

			PRESENT	SHARES OF
		YEAR FIRST	TERM	COMMON STOCK	PERCENT
		ELECTED	TO	BENEFICIALLY	OF
NAME	AGE(1)	DIRECTOR(2)	EXPIRE	OWNED(3)	CLASS

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005
O. H. Brown	57	1989	2002	12,500	*
Sam W. Murphy	54	1981	2002	27,260	1.5%
Al H. Simmons	54	1979	2002	87,407	4.9%
DIRECTORS CONTINUING IN OFFICE
James W. Cannon	58	1990	2003	21,498	1.2%
Robert B. Nolen, Jr.	43	1994	2003	37,567 (4)	2.1%
Max W. Perdue	68	1991	2003	18,456	1.0%
Greg Batchelor	46	1983	2004	44,620	2.5%
J. T. Waggoner	64	1996	2004	5,450	*

*	Less than 1% of shares outstanding.

(1)	At December 31, 2001.

(2)	Includes term of office as director of Pinnacle Bank (the “Bank”) prior to formation of the Company as the holding company for the Bank in January 1997. Each director of the Company is also a director of the Bank.

(3)	At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to “beneficially own” any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the vote of shares, and “investment power” is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children and trusts of which certain of such persons are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Option Plan which are exercisable within 60 days of the Record Date. See “Voting Securities and Principal Holders Thereof.”

(4)	Includes 14,234 shares allocated to Mr. Nolen’s account in the Bank’s 401(k) retirement plan.

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     O. H. BROWN, is a certified public accountant, presently with the accounting firm of Warren, Averett, Kimbrough and Marino, LLC, Jasper, Alabama. From 1976 to June 1991, Mr. Brown had his own accounting practice, also in Jasper, Alabama.

     SAM W. MURPHY is Chairman of the Board, Chief Executive Officer and Sales Manager of Murphy Furniture Manufacturing Co., Inc., a furniture manufacturer located in Jasper, Alabama.

     AL H. SIMMONS joined the Company in 1973 and served as President of the Company from 1979 until 1994. In October 1989, Mr. Simmons was elected Chairman of the Board of Directors. Mr. Simmons is the son of Chairman of the Board Emeritus A. R. Simmons. Mr. Simmons is an insurance agent with Pittman & Associates, Inc., Birmingham, Alabama.

     JAMES W. CANNON is Senior Vice President — Operations of Burton Golf, Inc., a manufacturer of golf bags headquartered in Fort Walton Beach, Florida.

     ROBERT B. NOLEN, JR. joined the Company in 1987 as First Vice President, Chief Financial Officer and Treasurer. In 1990, Mr. Nolen was appointed Executive Vice President of the Company, and in 1994, Mr. Nolen was appointed President and Chief Executive Officer of the Company.

     MAX W. PERDUE retired in 1991 as Jasper, Alabama District Manager of the Alabama Power Company, having served with the company for thirty years in various engineering and management positions. Mr. Perdue is past-president of the Jasper Area Chamber of Commerce and resides in Jasper, Alabama.

     GREG BATCHELOR has been President of Dependable True Value Hardware, Inc. in Russellville, Alabama since 1992. Prior to that, he was Manager.

     JAMES T. WAGGONER is Vice President, External Affairs, HealthSouth Corporation, Birmingham, Alabama. He also serves as an Alabama State Senator.

Other Executive Officer

     MARY JO GUNTER, age 48, is Vice President and Corporate Secretary of the Company and Senior Vice President — Banking Services and Corporate Secretary of the Bank. Ms. Gunter joined the Bank in 1974 and has served in various lending related positions within the Bank. She is responsible for branch operations, personnel, loan servicing and other customer service areas.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held six meetings during the year ended December 31, 2001. The members of the Company’s Board of Directors are also members of the Bank’s Board of Directors, which held 12 meetings during the year ended December 31, 2001. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 2001 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as a nominating committee.

     There are no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

     The Executive Committee, currently composed of directors Perdue, Murphy, Brown, Simmons and Nolen, meets when deemed necessary by the President of the Bank to discuss and approve any business coming before the Board between monthly Board meetings. During the year ended December 31, 2001, the Executive Committee held no meetings.

     The Audit Committee, composed of directors Perdue, Murphy and Brown (Chairman), is responsible for the review and evaluation of the Company’s and the Bank’s annual audit reports with the independent auditors and reports all findings and recommendations to the Board of Directors. The Audit Committee also directs the activities of the Bank’s internal auditor. During the year ended December 31, 2001, the Audit Committee held five meetings. Each of the members of the Audit Committee is an “independent director” as defined in the listing standards of the American Stock Exchange.

     The Compensation Committee, currently composed of directors Perdue, Cannon and Murphy, meets annually or at the direction of the Bank’s President to review and adjust employee salaries. During the year ended December 31, 2001, the Compensation Committee held three meetings.

Audit Committee Report

     In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2001, the Committee met five times, and the Committee chair, O.H. Brown, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and Arthur Andersen LLP (“Andersen”), the Company’s independent auditors, prior to public release.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from Andersen a formal written statement describing all relationships between Andersen and the Company that might bear on Andersen’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with Andersen any relationships that may impact Andersen’s objectivity and independence and satisfied itself as to Andersen’s independence. The Committee also discussed with management, the internal auditor and Andersen the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both Andersen and the internal auditor their audit plans, audit scope, and identification of audit risks.

     The Committee reviewed and discussed with Andersen all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of Andersen’s examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and Andersen. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

     The Committee obtained a letter of representation from Andersen stating that the December 31, 2001 audit was subject to Andersen’s quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards and that there was appropriate continuity of Andersen personnel working on the audit and availability of national office consultation to conduct the relevant portions of the audit.

     Based on the above-mentioned review and discussions with management and Andersen, and the letter of representation from Andersen, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Date: March 28, 2002	O.H. Brown, Chairman
Sam W. Murphy
Max W. Perdue

Executive Compensation

     The following table sets forth the cash and noncash compensation for the years ended December 31, 2001, 2000 and 1999, respectively, awarded to or earned by the Chief Executive Officer. No other executive officer earned in excess of $100,000 in salary and bonus.

Summary Compensation Table

					Long-Term Compensation

					Awards		Payouts
		Annual Compensation
					Restricted	Securities
Name and				Other Annual	Stock	Underlying	LTIP	All Other
Principal Position	Year	Salary	Bonus	Compensation(1)	Award(s)	Options	Payouts	Compensation(2)

Robert B. Nolen, Jr.	2001	$124,373	$—	—	—	—	—	$3,732
President and Chief	2000	$120,910	$10,000	—	—	—	—	$3,380
Executive Officer of	1999	$109,933	$10,000	—	—	—	—	$3,144
the Company and the Bank

(1)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in the fiscal year by the named executive officer did not exceed 10% of the executive’s annual salary and bonus.

(2)	Represents contributions under the Company’s 401(k) plan.

Directors’ Compensation

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such.

     Directors of the Bank currently each receive a monthly fee of $400, plus an additional $600 for each Board meeting attended. In addition, directors receive a fee of $200 for each committee meeting attended, and director O.H. Brown receives a fee of $100 for each Loan Approval Committee meeting attended. Officers of the Bank do not receive fees for committee or advisory board meetings attended.

Year End Option Values

     To date, no options have been exercised under the Option Plan by the named executive officer. No options were granted to the named executive officer in 2001. The following table sets forth information concerning the value of options held by the named executive officer at December 31, 2001.

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-the-Money Options at
	Options at Fiscal Year Ended	Fiscal Year End(1)

	Exercisable/Unexercisable	Exercisable/
Name	(Number of Shares)	Unexercisable

Robert B. Nolen, Jr.	20,000/10,000	$1,750/$ --

(1)	Difference between fair market value of underlying Common Stock at December 31, 2001 ($8.90 per share, based on the closing sales price) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

Employment Agreement

     On January 26, 2000, the Company and the Bank entered into an employment agreement with Robert B. Nolen, Jr., which amends and restates Mr. Nolen’s prior employment agreement with the Bank. The agreement provides for Mr. Nolen to serve as President and Chief Executive Officer of each of the Company and the Bank for a term of three years from April 22, 1999 and receive a base salary of $120,000 per annum, subject to annual adjustments; provided, however, that any reduction of Mr. Nolen’s salary shall be commensurate with a general reduction in the salaries of the Bank’s senior officers. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as for an extension for an additional one-year period beyond then expiration date. In the event of his voluntary termination of employment under the agreement, Mr. Nolen has agreed that for a period of one year after the effective date of such termination, he will not within Walker and Jefferson Counties, Alabama, compete with the Company or the Bank or recruit or solicit for employment any current or future employee of the Company or the Bank. In the event of a termination of Mr. Nolen’s employment without just cause (as defined in the agreement), Mr. Nolen will be entitled to his salary for an additional 12-month period and continued health, life, disability and other benefits. In the event (i) Mr. Nolen voluntarily terminates his employment as a result of a constructive discharge (e.g., a material reduction without reasonable cause in his base compensation or a material diminution or reduction in his responsibilities or authority), (ii) Mr. Nolen is terminated following a change in control (as defined in the agreement), (iii) Mr. Nolen voluntarily terminates his employment within 24 months after a change in control and a constructive discharge, or (iv) Mr. Nolen voluntarily terminates his employment after 24 months but within 36 months following a change in control, Mr. Nolen shall be entitled to payments equal to the amount of 2.99 times the average annual compensation to Mr. Nolen during the five years immediately prior to the termination. Based on Mr. Nolen’s annual compensation as of December 31, 2001, if any of such provisions were to be effective, it would result in a payment to Mr. Nolen of approximately $358,000. In addition, if Mr. Nolen terminates his employment within 12 months following a change in control, he will be entitled to receive his salary for an additional 12-month period and, if he terminates his employment after 12 months but within 24 months following a change in control, he will be entitled to receive such salary for an additional 24-month period. The agreement also provides for the inclusion of Mr. Nolen in any present or future employee benefit plans or programs of the Company and the Bank for which executives are or will become eligible, customary fringe benefits, vacation and sick leave.

Certain Transactions

     The Bank makes available loans to directors, officers and other employees, including mortgage loans for the purchase or refinancing of their residences. It is the belief of management that these loans neither involve more than normal risk of collectability nor present other unfavorable features. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with non-affiliated persons. Management believes that all loans made by the Bank to directors, officers and other employees were in compliance with federal regulations in effect at the time the loans were made.

     The Bank’s former main office building is owned by the Bank and is situated on land leased from entities associated with the Simmons family and of which Chairman Emeritus A. R. Simmons is a partner or trustee. Under the terms of the lease for this office, a monthly payment of $1,407 is made for the grounds and 36 parking spaces. The lease was renewed in December 1996 for five years with an option to renew for two additional terms of five years. The Bank has been granted a right of first refusal to purchase the land. The Jasper Mall Branch building is also owned by the Bank and is situated on land leased from an entity associated with the Simmons family. The lease for the land on which the Jasper Mall Branch is located currently provides annual rental of $23,784 to the entity associated with the Simmons family. The lease runs through 2017.

     The Bank leases its Haleyville Branch Office facilities from Cecil Batchelor, the father of director Greg Batchelor. The lease currently provides for an annual rental of $40,638.

INDEPENDENT AUDITORS

     The Audit Committee will meet during the second quarter of 2002 for the purpose of reviewing audit proposals for the year. After completing its review, the Audit Committee will make its recommendation to the Board of Directors relative to the independent auditors. The Board of Directors will take this recommendation under advisement and make the final decision as to the independent auditors for the Company.

     Andersen served as the Company’s independent auditors for the year ended December 31, 2001. A representative of Andersen is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

     Fees billed to the Company and the Bank by Andersen during the fiscal year ended December 31, 2001 were as follows:

     Audit Fees: The aggregate fees agreed upon for professional services rendered in connection with the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 and reviews of the financial statements included in the Company’s quarterly reports on Form 10-QSB totaled $64,050.

     Financial Information Systems Design and Implementation Fees: The Company did not engage Andersen to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

     All Other Fees: Fees billed to the Company and the Bank by Andersen during the fiscal year ended December 31, 2001 for non-audit services, including tax related services, totaled $17,700.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Andersen. The Company retains its independent auditors to provide other services in addition to its core auditing functions. These engagement decisions are made only when two conditions are satisfied. First is a determination that the firm’s particular expertise, coupled with its knowledge of the Company, provides substantial assurance of high-quality, focused, timely and useful results. Second is a determination that the engagement is consistent with the maintenance of auditor independence. Both of these determinations are reviewed regularly with the Audit Committee.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation, which provides an advance notice procedure for certain business to be brought before an annual meeting of stockholders. Under the Certificate of Incorporation and SEC rules, if a stockholder notifies the Company after April 22, 2002 of such stockholder’s intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2003 annual meeting of stockholders of the Company, which will be held on or about May 28, 2003, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1811 Second Avenue, P.O. Box 1388, Jasper, Alabama no later than December 27, 2002. With respect to the 2003 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, is not received by April 28, 2003, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company’s Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MARIE GUTHRIE, PINNACLE BANCSHARES, INC., P.O. BOX 1388, JASPER, ALABAMA 35502-1388.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mary Jo Gunter

MARY JO GUNTER
SECRETARY

Jasper, Alabama
April 26, 2002

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PINNACLE BANCSHARES, INC

			For	Withheld	For All Except
ANNUAL MEETING OF STOCKHOLDERS May 22, 2002	I.	Election as directors of all nominees listed below (except as marked to the contrary):	☐	☐	☐

The undersigned stockholder of Pinnacle Bancshares, Inc. (the “Company”) hereby appoints Max W. Perdue and		O. H. Brown, Sam W. Murphy and Al H. Simmons
Greg Batchelor, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 22, 2002 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.	INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

II.         Such other matters as may properly come before the Annual
Meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the above nominees.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please be sure to sign and date Date this Proxy in the box below.	Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the
Stockholder sign above Co-holder (if any) sign above	undersigned is entitled to vote at the Annual Meeting.

—   Detach above card, sign, date and mail in postage paid envelope provided.   —

PINNACLE BANCSHARES, INC.

     The above signed stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

     Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.